UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2006

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In order to assist in the solicitation of proxies for the Placer Sierra Bancshares (“Placer”) Annual Meeting of Shareholders to be held on May 31, 2006, Placer has engaged Georgeson Shareholder Communications, Inc. (“Georgeson”). In connection with this engagement, Placer anticipates paying Georgeson approximately $6,500 plus any additional fees incurred by Georgeson in connection with direct solicitations or other services rendered by Georgeson on Placer’s behalf. Placer will also reimburse Georgeson’s expenses in connection with the engagement.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve inherent risks and uncertainties, including, but not limited to, statements relating to the effect of the proposed merger between Placer Sierra Bancshares (“Placer” or the “Company”) and Southwest Community Bancorp (“Southwest”). All statements other than statements of historical fact are forward looking statements. Placer cautions readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements. Risks and uncertainties include, but are not limited to: the possibility that personnel changes will not proceed as planned; growth may be inhibited if Placer or Southwest cannot attract deposits, including low-cost deposits; revenues are lower than expected or expenses are higher than expected; competitive pressure among depository institutions increases significantly; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market areas in which Placer or Southwest does business, are less favorable than expected; changes that may occur in the securities markets; Placer or Southwest may suffer an interruption of services from third-party service providers that could adversely affect Placer or Southwest’s business; Placer or Southwest may not be able to maintain an effective system of internal and disclosure controls; governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; the shareholders of Placer and Southwest may fail to provide the required approvals to consummate the merger; estimated cost savings from the merger cannot be fully realized within the expected time frame; revenues following the merger are lower than expected; potential or actual litigation relating to Placer, Southwest or the merger occurs; costs or difficulties related to the integration of the businesses of Placer and Southwest are more than expected; legislation or changes in regulatory requirements adversely affect the businesses in which Placer would be engaged; or factors occur which result in a condition to the merger transaction not being met. Additional factors that could cause Placer’s or Southwest’s financial results to differ materially from those described in the forward looking statements can be found in Placer and Southwest’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2005 (under the headings “Risk Factors” for Placer and Southwest respectively), Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. Placer and Southwest undertake no obligation, and specifically disclaim any obligation, to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. If any of these uncertainties materializes or any of these assumptions proves incorrect, Placer’s or Southwest’s results could differ materially from Placer’s expectations as set forth in these statements.

Additional Information

This Form 8-K may be deemed to be solicitation material with respect to the proposed acquisition of Southwest and the issuance of shares of common stock by Placer pursuant to the merger. In connection with the proposed transaction, Placer has filed a registration statement on Form S-4 with the SEC which contains a definitive joint proxy statement/prospectus which has been distributed to the respective shareholders of Placer and Southwest in connection with their vote on the merger. SHAREHOLDERS OF PLACER AND OF SOUTHWEST ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and any other relevant documents filed or to be filed by Placer or Southwest because they contain or will contain important information about the proposed merger. The Form S-4, and the definitive joint proxy statement/prospectus and any other documents filed or to be filed by Placer or Southwest are, or will be, available free of charge at the SEC’s website, www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (including the documents incorporated therein by reference) by Placer by contacting Placer’s Corporate Secretary at (916) 554-4750 or by visiting Placer’s website at http://www.plsb.com or from Southwest by contacting Paul M. Weil, Vice Chairman, Corporate Secretary and General Counsel, telephone: (760) 438-1214 or by visiting Southwest’s website at http://www.swcbank.com.

Placer, Southwest and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Placer’s directors and executive officers is available in Placer Sierra Bancshares’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the information incorporated therein by reference from the definitive joint proxy statement/prospectus. Information regarding Southwest’s directors and executive officers is available in Southwest’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as amended, which was filed with the SEC on March 16, 2006 and April 20, 2006. Additional information regarding the interests of such potential participants (including the addition of two of Southwest Board of Directors’ members, identified above, to the Board of Directors of Placer following the merger) is included in the definitive joint proxy statement/prospectus as filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLACER SIERRA BANCSHARES

Date: May 12, 2006	By:	/s/ David E. Hooston
David E. Hooston Chief Financial Officer